Exhibit 10.3

            eLEC COMMUNICATIONS CORP. AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT

To:  Laurus Master Fund, Ltd.
     c/o M&C Corporate Services Limited
     P.O. Box 309 GT
     Ugland House
     South Church Street
     George Town
     Grand Cayman, Cayman Islands

Date: February 8, 2005

To Whom It May Concern:

      1. To secure the payment of all Obligations (as hereafter defined), eLEC COMMUNICATIONS CORP., a New York corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd, "Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, the Lockbox Deposit Account (as hereinafter defined)), inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

      2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each

Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

      3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

            (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in its jurisdiction of organization;

            (b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

            (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification number;

            (d) it is the lawful owner of its respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

            (e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations, (ii) Encumbrances for taxes, assessments or governmental charges or levies not yet due and payable or Encumbrances for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established to the extent required by generally accepted accounting principles, (iii) Encumbrances in respect of property or assets of Company or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure indebtedness, such as carriers', warehousemen's, materialmen's and mechanics'


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

      liens and other similar Liens arising in the ordinary  course of business,
      (iv) statutory and common law landlords' Encumbrances under leases to which the Company or any of its Subsidiaries is a party, and (v) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

            (f) it will, at its and the other Assignors joint and several cost and expense, keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

            (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and except for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $100,000 and only to the extent that:

                  (i) the proceeds of any such  disposition  are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

                  (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

            (h) it will insure or cause the Collateral to be insured in Laurus' name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards in amounts and coverage consistent and in accordance with industry practice under policies by insurers reasonably acceptable to Laurus and all premiums thereon shall be paid by such Assignor and the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

            (i) it will at all reasonable times and upon at least one (1) days' prior notice allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

            (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master
      Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence


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

      or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

            (k) On or prior to the 30th day following the Closing Date, each Assignor will (x) irrevocably direct all of its present (to the extent not already directed) and future Account Debtors (as defined below) and other persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by such Assignor (the "Lockboxes") and managed by Klik Technologies, Corp. or such other person or service accepted by Laurus in writing as may be selected by the Company (the "Lockbox Service Provider") (each such direction pursuant to this clause (x), a "Direction Notice") and (y) provide Laurus with copies of each Direction Notice to the extent requested by Laurus. Upon receipt of such payments, the Lockbox Service Provider has agreed to deposit the proceeds of such payments in certain deposit accounts maintained at the JPMorgan Chase Bank and evidenced by the account name of New Rochelle Telephone Corp. with the account number of 590361414 or the account name or Telecarrier Services Inc. with the account number of 590361503, or such other deposit account accepted by Laurus in writing (the "Lockbox Deposit Account"). On or prior to the Closing Date, the Company shall and shall cause the Lockbox Service Provider to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Service Provider agrees to, following notification by Laurus (which notification Laurus shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of Laurus concerning the Lockbox. All of each Assignor's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of any such Assignor or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, any Assignor receives any payments, such Assignor shall immediately remit such payments to the Lockbox Service Provider in their original form with all necessary endorsements. Until so remitted, the Assignors shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. For the purpose of this Master Security Agreement, (x) "Accounts" shall mean all "accounts", as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof, now owned or hereafter acquired by any Assignor and (y) "Account Debtor" shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account.

      4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

            (a) an Event of Default (as defined in any Document) shall have occurred and be continuing; and

            (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:


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

                  (i) such loss is covered by insurance  proceeds which are used to replace the item or repay Laurus; or

                  (ii)  said  levy,   seizure  or  attachment  does  not  secure
            indebtedness in excess of $100,000 and such levy, seizure or attachment has been removed or otherwise released within ten (10) days of the creation or the assertion thereof.

      5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on its premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place reasonably designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) business days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in any deposit accounts in the name of the Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect).

      6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option during the continuance of an Event of Default, debited by Laurus from any deposit accounts in the name of the Assignor and controlled by Laurus.

      7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as its attorney, with power to execute such documents on such Assignor's behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on such Assignor's behalf; to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal


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

property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign such Assignor's name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

      8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth (absent manifest error) and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or reasonably deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

      9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. All of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and shall bind the representatives, successors and assigns of each Assignor. Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.


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

      10. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance reasonably satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to such Documents as Laurus shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

      11. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below, with a copy to Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10022,
Attention: Eric M. Hellige, Esq.

                                          Very truly yours,


                                          eLEC COMMUNICATIONS CORP.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name:  Paul H. Riss
                                          Title: Chief Executive Officer
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820


                                          NEW ROCHELLE TELEPHONE CORP.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title: President
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820


                                          TELECARRIER SERVICES, INC.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title: President
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820

                                          VOX COMMUNICATIONS CORP.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title:Chief Executive Officer
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820


                                          AVI HOLDING CORP.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title: President
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820


                                          TELCOSOFTWARE.COM CORP.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title:President
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820


                                          LINE ONE, INC.

                                          By: /s/ Paul H. Riss
                                              ----------------------------------
                                          Name: Paul H. Riss
                                          Title: President
                                          Address: 75 South Broadway, Suite 302,
                                          White Plains, NY 10602
                                          Facsimile: 914-682-0820

                                          ACKNOWLEDGED:

                                          LAURUS MASTER FUND, LTD.


                                          By:/s/ Eugene Grin
                                             -----------------------------------
                                          Name: Eugene Grin
                                          Title: Director

                                   SCHEDULE A

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                          Jurisdiction of              Organization
          Entity           Organization           Identification Number
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       [Assignors]
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[COMPANY TO COMPLETE]


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